Enable Midstream Partners, LP CenterPoint Energy June 2014 Investor and Analyst Day June 30, 2014

2 Forward-looking Statements This presentation and the oral statements made in connection herewith may contain “forward-looking statements” within the meaning of the securities laws. All statements, other than statements of historical fact, regarding Enable Midstream Partners’ (“Enable”) strategy, future operations, financial position, estimated revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements often include the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast” and similar expressions and are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Enable’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Enable assumes no obligation to and does not intend to update any forward-looking statements included herein. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading “Risk Factors” included in our SEC filings. Enable cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond its control, incident to the ownership, operation and development of natural gas and crude oil infrastructure assets. These risks include, but are not limited to, contract renewal risk, commodity price risk, environmental risks, operating risks, regulatory changes and the other risks described under “Risk Factors” in our SEC filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Enable’s actual results and plans could differ materially from those expressed in any forward-looking statements.

3 Non-GAAP Financial Measures Enable has included the non-GAAP financial measure Adjusted EBITDA in this presentation based on information in its financial statements. Adjusted EBITDA is a supplemental financial measure that management and external users of Enable’s financial statements, such as industry analysts, investors, lenders and rating agencies may use, to assess: • Enable’s operating performance as compared to those of other publicly traded partnerships in the midstream energy industry, without regard to capital structure or historical cost basis; • The ability of Enable’s assets to generate sufficient cash flow to make distributions to its partners; • Enable’s ability to incur and service debt and fund capital expenditures; and • The viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. Enable presents a reconciliation of Adjusted EBITDA to net income attributable to controlling interest, the most directly comparable GAAP financial measures, on a pro forma basis in the Appendix. Enable believes that the presentation of Adjusted EBITDA provides information useful to investors in assessing its financial condition and results of operations. Adjusted EBITDA should not be considered an alternatives to net income, operating income, revenue, cash from operations or any other measure of financial performance or liquidity presented in accordance with GAAP. Adjusted EBITDA has important limitations as an analytical tool because it excludes some but not all items that affect the most directly comparable GAAP measures. Additionally, because Adjusted EBITDA may be defined differently by other companies in Enable’s industry, its definition of Adjusted EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

Enable Ownership Structure

Enable's public unitholders benefit from an ownership structure which aligns the interests of management and sponsors with those of the public unitholders

- OGE and CNP have a substantial LP interest in Enable, a portion of which is subordinated units
  - LP interests represent significant portion of each sponsor's assets, ensuring sponsor focus going forward
  - ArcLight's position is held in common units
- OGE and CNP own 100% of Enable's IDRs, providing an incentive to grow distributions

Organizational Chart



CenterPoint Energy (1)
OG+E
50% Management Interest / 40% Economic Interest
50% Management Interest / 60% Economic Interest
Enable GP, LLC
ARCLIGHT (2)
Public Unitholders (3)
55.4% LP ownership
Incentive Distribution Rights
26.3% LP ownership
11.3% LP ownership
7.0% LP ownership
ENABLE MIDSTREAM PARTNERS
Gathering and Processing
Transportation and Storage

Note: References to "ArcLight" are to ArcLight Capital Partners, LLC, a Delaware limited liability company, its affiliated entities, ArcLight Energy Partners Fund V, L.P., ArcLight Energy Partners Fund IV, L.P., and Bronco Midstream Partners, L.P., and their respective general partners and subsidiaries.

1. *Ownership statistics include units issued for the acquisition of a 24.95% ownership interest in SESH in the second quarter of 2014.*
2. *Ownership statistics include the sale of ArcLight units associated with the exercise of the overallotment option.*
3. *Includes 0.2% of common units reserved for Enable's LTIP.*

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ENABLE MIDSTREAM PARTNERS

Key Investment Highlights

A compelling investment opportunity that doesn't require future drop-downs for growth

Significant Size, Scale and Diversity	• Fully integrated suite of assets: ~11,000 miles of gathering systems, 12 major processing plants, 7,900 miles of interstate pipelines (including SESH, in which we own a 49.9% interest), 2,300 miles of intrastate pipelines and eight storage facilities comprising 86.5 Bcf of storage capacity • Over 1.5 million operated horsepower of compression and 169.6 MBbls/d of NGL production capacity making us one of the largest operators of compression and producers of NGLs in the United States • High degree of interconnectivity between assets and end markets and consumers • Largest entity at IPO in the history of the MLP space
Strategically Located Assets	• Assets are located in four of the most prominent natural gas and crude oil producing basins in the country: Anadarko, Arkoma, Ark-La-Tex and Williston • Over 400 drilling rigs deployed in areas where we have or plan to have gas and crude oil gathering as of June 2014[1]
Proven Commercial Success with Diverse Customers	• Long-term relationships with large-cap producers and utilities, many of whom are investment grade • Significant and repeat business in highly competitive areas
Stable, Growing Cash Flows	• Favorable contract structure with significant fee-based and demand-fee margin • Long-term contracts with stable customers and active producers • Approximately 6.6 million of gross acreage dedications as of December 31, 2013
Financial Flexibility and Strong Sponsorship	• Investment grade ratings and low initial leverage • Anticipated minimal near-term GP burden relative to peers provides a cost of capital advantage • CNP and OGE have long, proven track records and share a common vision of long-term value creation
Experienced Management and Demonstrated Execution	• Management team has significant industry experience with an average of over 30 years • Growth capital of ~$2.3 billion deployed in the last 3 years • Company-wide bench strength with proven execution record

Note: Operational data as of or for the year ended December 31, 2013, unless otherwise indicated.
1. Based on counties in which we operate or have announced plans to operate; per Drillinginfo as of June 23, 2014.

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ENABLE™ MIDSTREAM PARTNERS

Interconnected, Diverse and Strategically Located

Enable provides operating reach and scale with complementary capabilities managing gas gathering and processing services, intrastate and interstate transmission and storage for customers in the Mid-Continent region and crude oil gathering services in the Bakken

Diverse Set of Interconnected Assets in Ten States

Intrastate EOIT
- 2,289 miles
- 1.9 Bcf/d peak throughput
- 24.0 Bcf storage capacity

Interstate EGT
- 5,984 miles
- 6.6 Bcf/d capacity
- 30.5 Bcf storage capacity

Interstate MRT
- 1,663 miles
- 1.8 Bcf/d capacity
- 32.0 Bcf storage capacity

G&P: Arkoma
- 2,676 miles
- 137,928 Horsepower
- 1.0 Tbtu/d gathering volumes
- 1 processing plant
- 60 MMcf/d processing capacity
- 1.2 mm gross acres of dedication



Anadarko
Arkoma
Oklahoma
Arkansas
Missouri
Mississippi
Louisiana
Bakken Crude Gathering System
ENABLE
Pipeline Systems and Facilities
Facilities
Intrastate Storage
Interstate Storage
Gas Plants
Active
Under Construction
Pipeline
Intrastate
MRT
EGT
SESH
Gathering
Gathering - Under Construction
Gathering - Under Contract

G&P: Anadarko
- 6,729 miles
- 477,462 Horsepower
- 1.3 Tbtu/d gathering volumes
- 9 processing plants
- 1.445 Bcf/d processing capacity
- 43 Mbbl/d NGLs produced
- 4.7mm gross acres of dedication

G&P: Ark-La-Tex
- 1,639 miles
- 182,892 Horsepower
- 1.3 Tbtu/d gathering volumes
- 2 processing plants
- 545 MMcf/d processing capacity
- 14,500 bbl/d fractionation capacity
- 11 Mbbl/d NGLs produced
- 0.7 mm gross acres of dedication

Interstate SESH
- Own 49.9% interest
- 286 miles
- 1.0 Bcf/d capacity

G&P: Bakken
- Began operations in November 2013
  - Capacity of up to 19,500 Bbl/d
- Constructing an additional crude oil gathering system
  - Capacity of up to 30,000 Bbl/d

Active Rig Count (1)



168
163
53
22
Bakken
Anadarko
Ark-La-Tex
Arkoma

Active Producers (2) (By Volumes Gathered)

- Encana
- Shell Oil
- Exxon Mobil
- Chesapeake Energy
- Apache
- Continental Resources
- QEP Energy Company
- Devon Energy
- BP America Production
- Samson

Note: Pipeline mileage figures as of March 31, 2014.
1. *Based on counties in which we operate or have announced plans to operate; per Drillinginfo as of June 23, 2014.*
2. *Represents largest customers by volumes gathered for the year ended December 31, 2013, on a pro forma basis, and includes all affiliates.*

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ENABLE™ MIDSTREAM PARTNERS

7 Large and Diverse Customer Base High Quality Customers  Many of our customers rely on us for multiple midstream services across both G&P and T&S  Loyal customer base through exemplary customer service and reliable project execution Enable’s revenues are strengthened by a diverse, high-quality customer base, many of whom are investment grade (Investment Grade) (Investment Grade) (Investment Grade) (Investment Grade) (Investment Grade) (Investment Grade) (Investment Grade) (Investment Grade) (Investment Grade) QEP Resources, Inc. (Investment Grade) (Investment Grade)

Stable, Long-Life Cash Flow Profile

Enable's cash flow strength reflects its predominantly fee-based contract profile and regulated assets

- Low commodity exposure – exposure primarily related to the realization of our expected natural gas, NGL and condensate positions associated with our G&P operations
- Long-term T&S contracts with a weighted-average contract life of over four years (excluding SESH) [1]
- Enable has converted keep-whole contracts to fee-based contracts, providing incremental stability to the cash-flow profile of the company

Pro Forma Year End 12/31/2013 – Partnership


Commodity Exposure
(eg, POP, KW, POL)
24%
Fee-based G&P
35%
Fee-based T&S
41%
~76% fee-based

Adjusted EBITDA: $779 million

Pro Forma YE 12/31/2013– Gathering and Processing


Commodity-Based
39%
Fee-Based (Min Vol)
23%
Fee-Based (Other)
38%

Adjusted EBITDA: $467 million

Pro Forma YE 12/31/2013– Transportation and Storage


Interruptible Fee
10%
Commodity
4%
Firm Contracts
86%

Adjusted EBITDA: $313 million

Note: Percentages in pie charts based on Gross Margin contribution.

1. *As of December 31, 2013, 100% of SESH's capacity was under contract with an average remaining contract life of 11.6 years. On March 17, 2014, Enable executed a new transportation agreement with OG&E with a term through April 30, 2019.*

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ENABLE™ MIDSTREAM PARTNERS

G&P: Strategic Assets in Prolific Plays

Enable's Gathering and Processing assets are strategically located in six states and serve some of the most prolific shale plays in the country

G&P Asset Overview



Granite Wash (Cleveland, Marmaton & Tonkawa)
Cana Woodford
SCOOP
Mississippi Lime
Wheeler
McClure
Thomas
Calumet
South Canadian
Roger Mills
Clinton
Wetumka
Cox City
Bradley
Woodford
Fayetteville
Arkansas
Haynesville
Cotton Valley
Lower Bossier
Sligo
Waskom
Ark-La-Tex
Louisiana
Bakken
ENABLE
Gathering and Processing Systems
Gas Plants
Active
Under Construction
Pipeline
Gathering
Super Header
Gathering - Under Construction
Gathering - Under Contract
Transmission

Super-Header
- Large-diameter, rich gas gathering system that spans 18 counties
- ~1.2 Bcf/d processing capacity

Anadarko
- 6,729 miles
- 477,462 Horsepower
- 1.3 Tbtu/d gathering volumes
- 9 processing plants
- 1.445 Bcf/d processing capacity
- 43.2Mbbl/d NGLs produced
- 4.7mm gross acres of dedication

Arkoma
- 2,676 miles
- 137,928 Horsepower
- 1.0 Tbtu/d gathering volumes
- 1 processing plant
- 60 MMcf/d processing capacity
- 4.7 MBbl/d NGLs produced
- 1.2 mm gross acres of dedication

Bakken
- Began initial operations in November 2013 with capacity of up to 19,500 Bbl/d
- Constructing a new crude oil gathering system with capacity of up to 30,000 Bbl/d

Ark-La-Tex
- 1,639 miles
- 182,892 Horsepower
- 1.3 Tbtu/d gathering volumes
- 2 processing plants
- 545 MMcf/d processing capacity
- 14,500 bbl/d fractionation capacity
- 10.8 Mbbl/d NGLs produced
- 0.7 mm gross acres of dedication
- Significant amount of contracts with minimum volume commitment features

Note: Operational data as of or for the year ended December 31, 2013, unless otherwise noted.

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ENABLE™ MIDSTREAM PARTNERS

10 G&P: “Super-header” Enhances Competitive Advantage System Overview  Optimization of the gas gathering system by:  Moving gas to preferred plants  Directing NGLs to preferred markets  Flexibility of our gathering system allows us to:  Optimize the economics of our natural gas processing  Ensure high system utilization and reliability  Efficiently phase in new production  Mitigate risk of unplanned downtime  Super-header system positions Enable to:  Be highly-responsive in offering our customers competitive rates in emerging areas (e.g., SCOOP and MS Lime)  Offer superior service and rates to customers  Uniquely positions us to grow our volumes across our footprint Enable’s “Super-Header” connects seven of our processing facilities and is configured to optimize the flow of natural gas and the utilization of the processing plants connected to it Greater Granite Wash NW Cana SCOOP Mississippi Lime

T&S: Sizeable Asset Footprint

Transportation and Storage consists of our interstate pipelines, intrastate pipelines and storage assets, which connect producing areas to areas of high demand

Enable Gas Transmission ("EGT")	• 5,984-mile interstate pipeline • In the Arkoma, Ark-La-Tex and Anadarko basins in Oklahoma, Texas, Arkansas, Louisiana and Kansas • Shippers have access almost every major natural gas-consuming market east of the Mississippi River • As of 12/31/2013, ~96% of capacity was under contract with an average remaining contract life of 4.1 years
Enable Mississippi River Transmission ("MRT")	• 1,663-mile interstate pipeline • In Texas, Arkansas, Louisiana, Missouri and Illinois • Primary delivery points to local distribution companies and industrial markets in the St. Louis market area • As of 12/31/2013, ~92% of capacity was under contract with an average remaining contract life of 3.4 years
Southeast Supply Header ("SESH")	• Transport pipeline capacity of 1.0 Bcf/d from Perryville to the pipeline's endpoint in Alabama • 11 interconnections with existing natural gas pipelines with access to 3 high deliverability storage facilities • 286-mile interstate pipeline • As of 12/31/2013, 100% of capacity was under contract with an average remaining contract life of 11.6 years
Enable Oklahoma Intrastate Pipelines	• 2,289-mile intrastate transportation pipeline system in Oklahoma • 1.6 TBtu/d of average daily throughput in 2013 • Connected to our EGT system and 12 third-party natural gas pipelines and has 62 interconnect points • As of 12/31/2013, the average remaining contract life for intrastate transportation customers was 4.9 years [1]
Storage Assets	• Highly integrated with the pipeline system, allowing for increased T&S service offerings • 8 intrastate and interstate storage assets across Oklahoma, Louisiana and Illinois • Combined storage of 86.5 Bcf • As of 12/31/2013, ~79% of storage capacity was under firm storage capacity contracts with an average remaining contract life of 4.4 years

Note: Operational data as of or for the year ended December 31, 2013, except for pipeline mileage which is as of March 31, 2014.
1. On March 17, 2014, Enable executed a new transportation agreement with OG&E with a term through April 30, 2019.

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ENABLE™ MIDSTREAM PARTNERS

12 T&S: High-Degree of Interconnectivity Overview  Interstate Connectivity  EGT and MRT pipelines connect to each other, and EGT connects to our SESH pipeline in Perryville, Louisiana, where we perform our Perryville Hub™ services, which provides access to Gulf Coast gas supplies and to gas-consuming markets in the Southeast, Northeast and Midwestern United States  Shippers have the ability to access almost every major consuming market east of the Mississippi River  Intrastate Accessibility  Connected to our EGT system and 12 third-party natural gas pipelines and has 62 interconnect points  Connected to 36 end-user customers, including 15 natural gas-powered electric generation facilities in Oklahoma  Storage  Integrated storage facilities support on-system demand In aggregate, pipelines provide shippers the ability to access dozens of different markets (delivery interconnects), hundreds of end users and hundreds of city gates Perryville Hub

13 Growth Plan: Extend, Expand and Diversify Diverse Set of Assets in Ten States Transportation & Storage • Transportation into active end markets provides for strong re-contracting • Growth through larger step- out projects • Potential for shorter market or supply laterals Gathering and Processing • Volume growth associated with our long-term gathering and processing agreements • Build additional G&P infrastructure to support customer drilling programs • Step-out projects, such as Williston Basin Crude Related Opportunities Synergistic Acquisitions NGL Transportation and Fractionation

Growth Plan in Action: SCOOP

Increased producer activity in dedicated acreage is expected to drive volume growth and create organic growth opportunities across the midstream value chain

How Enable Capitalizes on the SCOOP

Continued Commercial Success

- Approximately 500,000 gross acres of SCOOP-area dedication added since December 31, 2013
- Enable has a significant SCOOP-area midstream footprint and is pursuing additional opportunities

…Drives Value Across Enable's Platform

G&P

- Enable continues to add gathering and compression infrastructure throughout the play to support significant production growth
- 200 MMcf/d Bradley Plant will be connected to the Super-header and is scheduled for a Q1 2015 startup
- Cox City Plant upgrades support rich gas production growth
- Additional plants beyond Bradley may be needed as production grows
- Enable is constructing a 16-mile, 24" pipe to connect Bradley to EGT
- A 10-year, firm service contract on EGT was signed with a producer for 230,000 dekatherms per day of transportation capacity by November 2015
- Production growth is expected to drive additional transportation capacity needs

Transportation

Substantial Acreage Dedication in Liquid-Rich Play


Cox City
Bradley
ENABLE
SCOOP - Area Rigs
Gas Plants
Active
Under Construction
Pipeline
Gathering
Super Header
Rigs

World-Class Resource Shale

"One of the thickest and best quality shale reservoirs in the country… with broad and repeatable liquids… and **rates of return that compete head-to-head with what we're doing in the Bakken.**"

Continental Resources, 2013

Note: Rigs per Drillinginfo as of June 23, 2014

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ENABLE™ MIDSTREAM PARTNERS

Growth Philosophy 15 • Enable targeting low double-digit distribution growth on a per-unit basis • Organic growth is expected to be our highest returning option • M&A may provide ability to expand footprint into new areas, accelerate development in the Bakken and bridge distribution growth on large organic projects Lowest Cost Highest Cost Type General EBITDA Multiple Range Synergies Integration Risk Organic 6-8x Low None Asset/Private Compa y Acquisition 10-14x Low/Medium Low MLP/C-corp Acquisition 13-16x High Medium/High

Financial Platform for Growth 16 • Strong Balance Sheet • Enable has lower leverage than other MLPs of similar and larger size • Significant available liquidity under $1.4 billion revolver • Low Cost of Capital • Current LP unit yield of approximately 4.6%(1) • Anticipating minimal near-term GP burden relative to peers • Recently issued $1.65 billion in senior notes establishing benchmark securities in 5, 10 and 30-year maturities • 5-year coupon at 2.4%, 10-year coupon at 3.9% and 30-year coupon at 5.0% • Compared to other MLPs at the time of issuance, represented the lowest 5 and 10-year coupon of 2014 and the second lowest 30-year coupon(2) • Conservative Financial Practices • Targeting investment grade credit rating • Projecting conservative distribution coverage 1. As of June 26, 2014; Based on the annualized minimum quarterly distribution of $1.15/unit 2. Source: BAML

Key Investment Highlights

A compelling investment opportunity that doesn't require future drop-downs for growth

Significant Size, Scale and Diversity	• Fully integrated suite of assets: ~11,000 miles of gathering systems, 12 major processing plants, 7,900 miles of interstate pipelines (including SESH, in which we own a 49.9% interest), 2,300 miles of intrastate pipelines and eight storage facilities comprising 86.5 Bcf of storage capacity • Over 1.5 million operated horsepower of compression and 169.6 MBbls/d of NGL production capacity making us one of the largest operators of compression and producers of NGLs in the United States • High degree of interconnectivity between assets and end markets and consumers • Largest entity at IPO in the history of the MLP space
Strategically Located Assets	• Assets are located in four of the most prominent natural gas and crude oil producing basins in the country: Anadarko, Arkoma, Ark-La-Tex and Williston • Over 400 drilling rigs deployed in areas where we have or plan to have gas and crude oil gathering as of June 2014[1]
Proven Commercial Success with Diverse Customers	• Long-term relationships with large-cap producers and utilities, many of whom are investment grade • Significant and repeat business in highly competitive areas
Stable, Growing Cash Flows	• Favorable contract structure with significant fee-based and demand-fee margin • Long-term contracts with stable customers and active producers • Approximately 6.6 million of gross acreage dedications as of December 31, 2013
Financial Flexibility and Strong Sponsorship	• Investment grade ratings and low initial leverage • Anticipated minimal near-term GP burden relative to peers provides a cost of capital advantage • CNP and OGE have long, proven track records and share a common vision of long-term value creation
Experienced Management and Demonstrated Execution	• Management team has significant industry experience with an average of over 30 years • Growth capital of ~$2.3 billion deployed in the last 3 years • Company-wide bench strength with proven execution record

Note: Operational data as of or for the year ended December 31, 2013, unless otherwise indicated.
1. Based on counties in which we operate or have announced plans to operate; per Drillinginfo as of June 23, 2014.

17

ENABLE™ MIDSTREAM PARTNERS

Appendix 18

19 Reconciliation of Net Income to Adjusted EBITDA ($ in millions) Enable Midstream Partners, LP Pro Forma Year Ended December 31, 2013 Net income attributable to controlling interest $451 Add: Depreciation and amortization expense 269 Interest expense, net of interest income 49 Income tax expense (benefit) 4 EBITDA $773 Add: Impairment 12 Distributions from equity method affiliates 16 Less: Equity in earnings of equity method affiliates (12) Gain on insurance proceeds — Gain on disposition (10) Step acquisition gain — Adjusted EBITDA $779